UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)     February 27, 2018

RTI SURGICAL, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	0-31271	59-3466543
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11621 Research Circle, Alachua, Florida		32615
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (386) 418-8888 not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)	Compensatory Arrangements of Certain Officers

2018 Salaries and Bonus Targets. On February 27, 2018, the Compensation Committee of the Board of Directors of RTI Surgical, Inc. (the “Company”) approved 2018 salaries and a bonus plan for the payment of cash bonuses based on the Company’s operating results for the 2018 calendar year (the “2018 Bonus Plan”). The 2018 Bonus Plan sets target bonus amounts and performance criteria for executive officers. The performance criteria for Messrs. Farhat, Singer and Varela include: (i) total corporate revenues; (ii) earnings before interest, tax, depreciation and amortization (“EBITDA”); and (iii) free cash flow. As in the past, the Compensation Committee retains discretion to take other factors into account when determining bonuses. The Compensation Committee also retains the discretion to award no bonuses even if performance criteria are met or to increase or lower such bonuses, based upon other factors.

The table below sets forth the 2018 salaries and bonus targets (expressed as a percentage of salary) for the Company’s chief executive officer, principal financial officer and three most highly compensated executive officers other than the chief executive officer and principal financial officer:

Name	Office	2018 Salary	Bonus Target	Bonus Criteria

Camille I. Farhat	President and Chief Executive Officer	$654,050	110%	Total Corporate Revenues	40%
				EBITDA	30%
				Free Cash Flow	30%

Jonathon M. Singer	Chief Financial and Administrative Officer, Corporate Secretary	$450,000	65%	Total Corporate Revenues	40%
				EBITDA	30%
				Free Cash Flow	30%

John N. Varela	Executive Vice President Global Operations	$344,177	50%	Total Corporate Revenues	40%
				EBITDA	30%
				Free Cash Flow	30%

Johannes W. Louw	Vice President of Finance and Corporate Controller	$226,600	40%	Total Corporate Revenues	40%
				EBITDA	30%
				Free Cash Flow	30%

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RTI SURGICAL, INC.

Date: March 5, 2018	By:	/s/ Jonathon M. Singer
	Name:	Jonathon M. Singer
	Title:	Chief Financial and Administrative Officer, Corporate Secretary